Exhibit 99.2
UniSource Energy Corporation
1st Quarter 2011 Supplemental Earnings Information
As of May 2, 2011
TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UniSource Energy and TEP O&M	3
TEP Operating Statistics	4
TEP Margin Revenues	5
UNS Electric Operating Statistics	6
UNS Gas Operating Statistics	7
Basic & Diluted Shares Outstanding	8
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

QUARTER OVER QUARTER EARNINGS VARIANCE EXPLANATION

1st Quarter 2010 UniSource Energy Net Income					$20.0

	1st Quarter		Change
TEP	2011	2010	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$108.7	$108.4	$0.3	$0.2
L-T Wholesale Margin Revenues	7.0	8.1	(1.1)	(0.7)
Transmission Revenues	3.9	7.5	(3.6)	(2.2)

TEP Utility Gross Margin (Non-GAAP)	119.6	124.0	(4.4)	(2.7)
Loss related to the settlement of a dispute over tranactions with the California Power Exchange	0.0	(3.0)	3.0	1.9
Base O&M	62.0	54.4	7.6	4.7
Depreciation	25.7	24.1	1.6	1.0
Amortization	8.3	7.8	0.5	0.3
Operating synergies related to Springerville Unit 3&4	5.8	6.5	(0.7)	(0.4)
Other Line Item Changes	(1.7)	(3.0)	1.3	0.8

TEP Operating Income (GAAP)	27.7	38.2	(10.5)	(6.5)
Other Income	0.9	0.4	0.5	0.3
Total Interest Expense	21.4	21.9	(0.5)	(0.3)
Income Tax Expense (1)	0.2	6.4	(6.2)	NM

TEP Net Income (Loss)	$7.0	$10.3	($3.3)	NM

Change in TEP Net Income					(3.3)

Other Business Segments
UNS Electric Net Income (2)	3.1	2.9	NM	0.2
UNS Gas Net Income	6.4	5.8	NM	0.6
Other (3)	0.5	1.0	NM	(0.5)

Total Other Income and Consolidating Adjustments	$10.0	$9.7	NM	$0.3

Change in UNS Electric, UNS Gas and Other					0.3

1st Quarter 2011 UniSource Energy Net Income					$17.0

(1)	TEP’s Q1 2011 income tax expense includes a prior period adjustment that reduced income tax expense by $2.3 million.

(2)	UNS Electric’s net income in Q1 2011 includes a prior period tax adjustment that reduced income tax expense by $0.9 million. UNS Electric’s net income in Q1 2010 includes a pre-tax gain of approximately $3 million related to the settlement of a dispute over transactions with the California Power Exchange.

(3)	Includes UniSource Energy on a stand-alone basis and results from Millennium Energy Holdings, Inc. and UniSource Energy Development, wholly-owned subsidiaries of UniSource Energy.

Note: Some columns and rows may not foot due to rounding.

2 - Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	1st Quarter
O&M Components	2011	2010
	-millions of dollars-
TEP Base O&M (Non-GAAP)	$62.0	$54.4
UNS Gas Base O&M (Non-GAAP)	6.5	6.2
UNS Electric Base O&M (Non-GAAP)	5.0	4.8
Consolidating Adjustments & Other	(2.5)	(2.2)

UniSource Energy Base O&M (Non-GAAP)	$71.0	$63.2
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	12.7
O&M Related to Customer-funded Renewable Energy and DSM Programs	13.8	7.0

UniSource Energy O&M (GAAP)	$101.0	$82.9

TEP	1st Quarter
O&M Components	2011	2010
	-millions of dollars-
Wages, A&G, Other	$39.1	$34.9
Generating Plant Maintenance Expense	19.0	16.0
Pension and Postretirement Benefits Expense	3.9	3.5

TEP Base O&M (Non-GAAP)	$62.0	$54.4
O&M Included in Other Expense	(1.9)	(1.9)
Reimbursed O&M Related to Springerville Units 3 and 4	16.2	12.7
O&M Related to Customer-funded Renewable Energy and DSM Programs	12.2	5.2

TEP O&M (GAAP)	$88.5	$70.4

3 - O&M

TEP — OPERATING STATISTICS

	3 Months Ended Mar. 31
	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	366,308	365,627	681	0.2%
Commercial	35,917	35,814	103	0.3%
Industrial	634	632	2	0.3%
Mining	2	2	—	0.0%
Other	62	61	1	1.6%

Total	402,923	402,136	787	0.2%

RETAIL SALES — MWH
Residential	748,979	754,738	(5,759)	-0.8%
Commercial	401,133	394,607	6,526	1.7%
Industrial	489,770	473,771	15,999	3.4%
Mining	264,991	261,037	3,954	1.5%
Other	49,863	44,659	5,204	11.7%

Total	1,954,736	1,928,812	25,924	1.3%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,045	2,064	(20)	-0.9%
Commercial	11,168	11,018	150	1.4%
Industrial	772,508	749,638	22,870	3.1%
Mining	132,495,500	130,518,500	1,977,000	1.5%
Other	804,242	732,115	72,127	9.9%

Total	4,851	4,796	55	1.1%

WEATHER — HEATING DEGREE DAYS
Actual	856	881	(25)	-2.8%
10-Year Average	806	805
% Change Actual vs. 10-Year Avg.	6.2%	9.4%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$32.61	$45.19	$(12.58)	-27.8%
Off Peak	$21.41	$34.77	$(13.36)	-38.4%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$3.92	$5.26	$(1.34)	-25.5%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table

4 - TEP Operating Stats

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	3 Months Ended Mar. 31
	2011	2010	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$46.9	$47.3	(0.4)	-0.8%
Commercial	31.1	30.6	0.5	1.6%
Industrial	20.6	21.0	(0.4)	-1.9%
Mining	7.6	7.3	0.3	4.1%
Other	2.5	2.2	0.3	13.6%

Total	$108.7	$108.4	$0.3	0.3%
DSM / REST	15.0	8.0	7.0	87.8%
Fuel Revenues:
Recovered from Customers	50.0	51.0	(1.0)	-2.0%

Total Retail Revenues	$173.7	$167.4	$6.3	3.8%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.26	6.27	(0.01)	-0.1%
Commercial	7.75	7.75	(0.00)	0.0%
Industrial	4.21	4.43	(0.23)	-5.1%
Mining	2.87	2.80	0.07	2.6%
Other	5.01	4.93	0.09	1.8%

Total	5.56	5.62	(0.06)	-1.1%
DSM / REST	0.77	0.41	0.35	85.3%
Fuel Revenues:
Recovered from Customers	2.56	2.64	(0.09)	-3.3%

Total Retail Revenues	8.89	8.68	0.21	2.4%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$13.5	$14.9	(1.4)	-9.4%
Fuel and Purchased Power Expense	(6.5)	(6.8)	0.3	-4.4%

Net	$7.0	$8.1	(1.1)	-13.6%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table

5 - TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended March 31,
	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,547	80,023	524	0.7%
Commercial	10,368	10,336	32	0.3%
Industrial	22	24	(2)	-8.3%
Mining	2	1	1	100.0%
Other	249	266	(17)	-6.4%

Total	91,188	90,650	538	0.6%

RETAIL SALES — MWH
Residential	180,166	175,345	4,821	2.7%
Commercial	131,062	131,308	(246)	-0.2%
Industrial	51,751	51,834	(83)	-0.2%
Mining	58,730	46,852	11,878	25.4%
Other	475	566	(91)	-16.1%

Total	422,184	405,905	16,279	4.0%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,237	2,191	46	2.1%
Commercial	12,641	12,704	(63)	-0.5%
Industrial	2,352,318	2,159,750	192,568	8.9%
Mining	29,365,000	46,852,000	(17,487,000)	-37.3%
Other	1,908	2,128	(220)	-10.3%

Total	4,630	4,478	152	3.4%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$5.5	$4.5	$1.0	21.9%
Commercial	5.6	5.0	0.6	12.4%
Industrial	1.9	1.7	0.2	8.9%
Mining	1.3	1.0	0.3	34.7%
Other	0.1	0.1	0.0	72.4%

Total Margin Revenues	$14.4	$12.3	$2.1	17.4%
DSM / REST	1.4	1.6	(0.2)	-13.4%
Fuel Revenues:
Recovered from Customers	27.7	23.4	4.3	18.1%

Total Retail Revenues	$43.5	$37.3	$6.2	16.5%

WEATHER — HEATING DEGREE DAYS
Actual	3,522	3,570	(48)	-1.3%
10-Year Average	3,402	3,389	13	0.4%
% Change Actual vs. 10-Year Avg.	3.5%	5.3%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table

6 - UNS Electric

UNS GAS — OPERATING STATISTICS

	Three Months Ended March 31,
	2011	2010	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	134,426	133,715	711	0.5%
Commercial	11,307	11,405	(98)	-0.9%
Industrial	22	23	(1)	-4.3%
All Other	1,127	1,107	20	1.8%

Total	146,882	146,250	632	0.4%

RETAIL SALES — THOUSANDS OF THERMS
Residential	32,770	33,401	(632)	-1.9%
Commercial	11,458	11,445	13	0.1%
Industrial	741	692	48	7.0%
All Other	9,963	10,411	(447)	-4.3%

Total	54,932	55,950	(1,018)	-1.8%

RETAIL USAGE — THERMS/CUSTOMER
Residential	244	250	(6)	-2.4%
Commercial	1,013	1,004	10	1.0%
Industrial	33,661	30,103	3,558	11.8%
All Other	8,840	9,404	(564)	-6.0%

Total	374	383	(9)	-2.2%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$14.4	$14.1	$0.4	2.6%
Commercial	3.7	3.4	0.3	7.7%
All Other	0.9	0.9	0.1	6.1%

Total Margin Revenues	$19.1	$18.4	$0.7	3.7%
DSM Revenues	0.3	0.2	0.1	30.4%
Transport/NSP Revenues	4.6	5.1	(0.5)	-10.5%
Fuel Revenues:
Recovered from Customers	33.5	32.9	0.5	1.6%

Total Gas Revenues	$57.5	$56.7	$0.8	1.3%

WEATHER — HEATING DEGREE DAYS
Actual	10,111	10,356	(245)	-2.4%
10-Year Average	9,929	9,885
% Change Actual vs. 10-Year Avg.	1.8%	4.8%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table

7 - UNS Gas

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended
	March 31,
	2011	2010
	-Thousands of Dollars-
Numerator:
Net Income	$16,992	$19,972
Income from Assumed Conversion of Convertible Senior Notes	1,097	1,097

Adjusted Numerator	$18,089	$21,069

Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	36,596	35,850
Participating Securities	76	95
Fully Vested Deferred Stock Units	117	107

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities — Basic	36,789	36,052
Effect of Dilutive Securities:
Convertible Senior Notes	4,242	4,140
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	374	481

Total Shares — Diluted	41,405	40,673

Stock options to purchase 168,000 and 234,000 shares of Common Stock were outstanding during the three months ended March 31, 2011 and 2010, respectively, but were not included in the computation of diluted EPS because the stock options’ exercise prices were greater than the average market price of the Common Stock.

8 - Diluted Share Count